CONFIDENTIAL SEPARATION AGREEMENT,
                          WAIVER AND RELEASE OF CLAIMS

         This Confidential Separation Agreement, Waiver and Release of Claims ("Agreement") is entered into on this 16th day of July, 1996, by and between JEANETTE RAIJMAN WASERSTEIN, residing at 6325 Allison Road, Miami Beach,
Florida 33141 (hereinafter "Waserstein") and USA Finance, Inc. formerly known as LMI Acquisition Corp., a Delaware corporation, with its principal place of business located at USA Finance, Inc., 1111 Park Centre Boulevard, Suite 300, Miami, Florida 33169 and its subsidiaries, National-Wide Premium Finance Corp. and Gold Coast Finance, Inc.(hereinafter collectively referred to as "Company").

         WHEREAS, Waserstein was formerly the owner of National-Wide Premium Finance Company (a Florida corporation) who sold its stock to the Company effective as of a closing that occurred on March 28, l996 (the "Closing") and

         WHEREAS, in conjunction with the Closing, Waserstein entered into an employment agreement to be Executive Vice President of Company, and

         WHEREAS, by mutual agreement of the parties hereto, Waserstein has separated from employment with Company effective with the date of this Agreement, and

         WHEREAS, the parties to this agreement desire to reach a mutually satisfactory understanding and to fully and finally resolve any and all existing controversies and claims between them:

         NOW, THEREFORE, with the intent to be legally bound, and in consideration for the provisions and mutual undertakings herein contained, plus other good and valuable consideration, the parties agree as follows:

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         1. The above recitals, including the recital of consideration, are true and correct and are incorporated into this agreement.

         2. Waserstein's employment will terminate effective with the close of business on the date of this Agreement. At that time, Waserstein, shall resign her position as Executive Vice President of Company. Waserstein acknowledges that effective on the date of this Agreement, she has resigned from all corporate offices and committee positions she holds with Company and any parent, subsidiary or affiliate, including her position as a Director of the Company.

         3. Waserstein shall receive, as consideration for the promises contained in this agreement, a severance payment of $1,923.07 per week, payable on each of the normal weekly payroll dates of National-Wide Premium Finance Company commencing on the day following this Agreement for the period through and including December 31, 1996. Waserstein shall receive fully paid medical benefits on the same basis as which she participated while an employee of Company. Such benefits shall continue through December 31, 1996, at which time Waserstein shall be advised of her rights to continue said medical insurance benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA). In the event the Company fails to make timely payment to Waserstein, she shall provide written notice to the Company of such failure, and if all payments owed are not made current within five (5) business days, all future payments owed to Waserstein shall immediately be due and payable to her.

         4.a Upon the execution of this Agreement, the Company shall grant to Waserstein as a severance payment twenty thousand 20,000 additional shares of its Common Stock (the "Additional Shares") subject to the terms of the Investor Representation Certificate attached hereto and made a part hereof as Exhibit "A".

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         4.b Waserstein acknowledges that as of the date of this Agreement she is the beneficial and record owner of shares of the Company's Series B $3.00 Convertible Preferred Stock (the "Series B Preferred Stock") which convert into 66,667 shares of the Company's common stock pursuant to the terms of a Certificate of Designation of Series B $3.00 Convertible Preferred Stock of LMI Acquisition Corp. filed with the State of Delaware, Secretary of State on March 20, 1996 (the "Certificate of Designation") and Common Stock Purchase Options to purchase 100,000 shares of the Company's Common Stock (the "Options"). The Options were originally granted to Waserstein and vested under her Employment Agreement with the Company, and in view of the termination of such Employment Agreement, shall hereafter be subject to the terms and conditions of an Option Agreement attached hereto and made a part hereof as Exhibit "B". With the exception of the Additional Shares, Series B Preferred Stock and Options, Waserstein represents and warrants that she neither owns nor has the right to acquire any additional securities of the Company from the Company or from any third party.

         4.c The Company is in the process of preparing a Registration Statement on Form SB-2 (the "Registration Statement") to file with the Securities and Exchange Commission for the purpose of, among other things, registering for resale purposes shares held by certain existing security holders of the Company. The Company has agreed to grant registration rights to Waserstein in connection with the Series B Preferred Stock, Additional Shares and Options in the manner set forth hereafter:

                   i. The Company has agreed to include the resale of the shares issuable upon the conversion of the Series B Preferred Stock (the "Shares") and the Additional Shares in accordance with the Registration Statement identified above. The Company's obligation in this regard shall extend only to the inclusion of the Shares and the Additional Shares in a Registration

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         Statement filed under the Securities Act of 1933, as amended (the
         "Act") with the Securities and Exchange Commission ("SEC"). The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Shares and Additional Shares or to otherwise assume any responsibility for the manner, price or terms of the distribution or sale of the Shares. The Company will, before December 31, l996, file the Registration Statement which will include the Shares and Additional Shares and use its best efforts to have it declared effective as soon thereafter as is practicable, and to keep such Registration Statement continuously effective for the period of distribution during which a Prospectus is deemed "effective" by Section 10(a)(3) of the Act.

                   ii. The Company has also agreed to no later than November 15, 1997, file an additional Registration Statement (the "Additional Registration Statement") for the purpose of facilitating the public resale of the Shares issuable upon the exercise of the Options (the "Option Shares"), provided that Waserstein has not been determined by an Arbitrator appointed by and acting under the American Arbitration Association's Rules for Expedited Arbitration to have engaged in a material breach of any obligations or covenants to the Company contained in Paragraphs 5, 7 & 8. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Option Shares or to otherwise assume any responsibility for the manner, price, or terms of the distribution or sale of the Option Shares. The Company will file the Additional Registration Statement in the time identified above and use its best efforts have it declared effective as soon thereafter as is practicable, and to keep such Additional Registration Statement continuously effective for the period of distribution during which a Prospectus is deemed "effective" by Section 10(a)(3) of the Act. In the event the Company fails to file the Additional Registration Statement on a timely basis

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         and upon notification to that effect from Waserstein ("the Notice"), which notification must be shipped via overnight delivery via Fedex or other overnight delivery service for next day delivery to the Company no later than December 15, 1997, the Company agrees to repurchase the Option Shares from Waserstein. If Waserstein complies with the above requirements relative to providing the Notice, Waserstein shall not be obligated to pay to the Company the Exercise Price and the Company agrees to repurchase Waserstein's Option Shares by paying her the difference between a price equal to the average closing price for the past thirty (30) trading days of the Company's common stock on whichever market or exchange such shares principally traded, minus the exercise price associated with such options.

                   iii. All expenses incurred by the Company in connection with preparing and filing the Registration Statement and Additional Registration Statement shall be borne by the Company. Fees and expenses associated with the sale of the Shares, Additional Shares and Option Shares shall be borne by Waserstein.

                   iv. In connection with each Registration Statement and Additional Registration Statement filed hereunder, Waserstein will furnish to the Company in writing such information with respect to the securities held by such seller, and the proposed distribution by her as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Shares, Additional Shares and Option Shares in the Registration Statement and Additional Registration Statement. Waserstein also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement and Additional Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements

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


         contained therein not materially misleading in light of the circumstances then existing. Waserstein shall indemnify and hold harmless the Company from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement or prospectus or any omission to state in such registration statement or prospectus a material fact that is required to be stated therein or that is necessary to make any statement contained therein not materially misleading in light of the circumstances under which they were made, that is based upon information furnished to the Company by Waserstein or on Waserstein's behalf for use in such registration statement or prospectus.

                   v. In connection with each registration pursuant to this Agreement, Waserstein agrees not to effect sales thereof until notified by the Company of the effectiveness of the Registration Statement and Additional Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a prospectus. At the end of any period during which the Company is obligated to keep a registration statement current, Waserstein shall discontinue sales of Shares, Additional Shares and Option Shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the Shares, Additional Shares or Option Shares covered by such Registration Statement which remain unsold, and Waserstein shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         4.d Notwithstanding the filing of the Registration Statement and Additional Registration Statement in accordance with the terms of subparagraph 4(c)(i) and(ii) above, Waserstein agrees not to sell, dispose, encumber or otherwise transfer any of the Shares, Additional Shares or Option Shares except in accordance with the following schedule:

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(i) Twenty-five (25%) percent of the Shares may be transferred, sold or otherwise disposed of (a "Sale Transaction") no earlier than three (3) months following the effective date of the Registration Statement; (ii) an additional twenty-five (25%) percent of the Shares may be subject to a Sale Transaction no earlier than six (6) months following the effective date of the Registration Statement; and (iii) an additional twenty-five percent(25%)of the Shares may be subject to a Sale Transaction no earlier than nine(9) months following the effective date of the Registration Statement; (iv) the remainder of the Shares may be subject to a Sales Transaction no earlier than twelve (12) months following the effective date of the Registration Statement; and (v) none of the Additional Shares may be subject to a Sale Transaction until six (6) months after the effective date of the Registration Statement. In addition to the above restrictions, in the event that Waserstein intends to sell, transfer, encumber or otherwise dispose of more than Three Thousand (3,000) of the Shares of common stock of the company in any month, subject always to the volume limitations and holding periods set forth above, Waserstein shall provide the Company with written notice of her intent to do so at least twenty (20) days prior to any such intended sale, transfer or disposition.

         The securities represented by the Shares, Additional Shares and Option Shares will be imprinted with the legend in form and substance substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL, SUCH OPINION AND SUCH COUNSEL TO BE SATISFACTORY TO THE COMPANY OR A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE

         COMMISSION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE PROVISIONS OF AN AGREEMENT DATED AS OF ( ) BETWEEN THE COMPANY AND THE HOLDER HEREOF AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICES OF THE CORPORATE SECRETARY OF THE COMPANY."

         4.e For a period of two years following the date of this Agreement, Waserstein agrees to the following:

                   i. Except for the Option Shares, or as otherwise provided in this Agreement, she shall not acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial or record ownership of any securities of the Company, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any securities of the Company, which would individually, or in the aggregate, result in Waserstein becoming the beneficial owner of 10% or more of the Company's securities, without the prior written consent of the Company;

                   ii. She shall vote all voting securities owned by her in connection with all matters to be voted on by the holders of voting securities, in accordance with the recommendation of the majority of the Board of Directors. As a holder of voting securities, she shall be present, in person or by proxy, at all meetings of shareholders of the Company so that all voting securities beneficially owned by her may be counted for the purpose of determining the presence of a quorum at such meetings;

                   iii. She shall not solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934) in

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


         opposition to the recommendation of the majority of the Board of Directors of the Company with respect to any matter; or

                   iv. She shall not join a partnership, limited partnership, limited liability company, limited liability partnership, syndicate or other group or otherwise act in concert with any person, for the purpose of acquiring, holding, voting or disposing of voting securities, or otherwise become a "person" within the meaning of
         Section 13(d)(3) of the Securities Exchange Act of 1934.

         5. In consideration for the severance payments, continued medical insurance benefits and Additional Shares provided in this agreement by Company to Waserstein, the adequacy of which she acknowledges, Waserstein, on behalf of herself, her family, her heirs, representatives, estate, successors and assigns, does hereby irrevocably and unconditionally remise, release and forever discharge Company, and its parents, subsidiaries, affiliates, directors, officers, agents, employees and any employee benefit plans sponsored by Company or its subsidiaries or affiliates (hereinafter severally and collective referred to as "Releasees") from any and all liabilities, demands, acts, causes of action, damages or claims, known or unknown, that Waserstein has or may have against any of the Releasees for any actions up to and including the date of this Agreement, and the continuing effects thereof, being the intention of Waserstein to affect a general release of all such claims except those relative to any alleged breach of this Agreement by Company. This release pertains but is not limited to any and all claims which were asserted, or could have been asserted by Waserstein or on her behalf, arising out of her employment with the Company or any subsidiary or affiliate, or termination thereof, including but not limited to, claims arising under federal, state, and/or local laws prohibiting employment discrimination, including but not limited to Title VII of the Civil Rights Act of 1964, as amended; the Florida Civil Rights Act;

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


the Metropolitan Dade County Ordinance on Human Relations; the Employee Retirement Income Security Act of 1974; the Americans with Disabilities Act; and all state or federal common law or statutory law governing contract, torts and any claims for attorneys' fees under these acts or any other law.

         6. Company, its parents, subsidiaries, affiliates, directors, officers, agents and employees do hereby irrevocably and unconditionally remise, release and forever discharge Waserstein from any and all liabilities, demands, acts, causes of action, damages or claims, known or unknown, that they have or may have against Waserstein for any and all liabilities, demands, acts, causes of action, damages of claims which the Company may have against Waserstein for any actions up to and including the date of this Agreement, and the continuing effects thereof, it being the intention of the Company to affect a general release of all such claims except those relating to any alleged breach of Waserstein's obligations under this Agreement, including but not limited to those contained in paragraphs 7, 8 and 9 and Waserstein's obligations under section 7.1 of the Stock Purchase Agreement dated May 5, l995 between Waserstein and the Company. Company will also indemnify and hold Waserstein harmless from any and all losses she may suffer in connection with her guarantee under the Premium Finance Contract Purchase and Service Agreement with First Western Bank of August 11, 1995, as amended to date.

         7. Waserstein acknowledges that during her association with Company she has been brought into contact with business plans, methods of operation, advertising, sales and marketing materials, marketing strategies, records, product development plans, strategic plans, trade secrets, customer sales analysis, invoices, price list information or samples (collectively referred to as "confidential information") regarding Company which have been disclosed to her and known to her as a consequence of her employment relationship with Company. Waserstein agrees that she

                                       10

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shall not in any manner, directly or indirectly, use, for her benefit or the benefit of others, any confidential information nor will she disclose to any third party whatsoever, or use for any purpose, any such confidential information. Further, Waserstein agrees that she will not disparage or comment negatively upon the Company, its parent, subsidiaries or affiliates, or any officer, employee, shareholder, director or agent of any of these organizations. Nothing contained in this paragraph is intended to restrict or limit Waserstein's use of general knowledge or information in the public domain, or knowledge or information she possessed prior to her employment with Company.

         8. For a period of one (1) year from the date of this Agreement, Waserstein shall not under any circumstances, directly or indirectly solicit any employee of the Company, or indirectly induce or attempt to influence any employee of Company to leave the employ of the Company. For a period of one
(1) year from the date of this Agreement, Waserstein shall not under any circumstances, directly or indirectly, solicit any customers of the Company to do business with any other business involved in insurance premium financing. Waserstein further acknowledges that while employed with the Company, she was exposed to trade secrets, valuable confidential business information, had substantial relationships with specific existing and prospective customers of the Company, and that in order to protect the legitimate business interests of the Company, it is necessary for her to enter into the following restrictive covenant: Waserstein agrees that for a period until and including December 31, 1996, Waserstein will not become engaged in either as a principal, partner, director, officer, agent, employee, consultant, or independent contractor, perform any services for remuneration or otherwise be financially interested in any business located within the United States that is primarily involved in insurance premium financing. However, nothing contained in this Agreement shall prevent Waserstein from

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holding. for investment no more than five (5%) percent of any class of equity securities of a company whose securities are traded on a national security exchange. Waserstein warrants and represents that based upon her prior experience with the Company and in the financial services industry the restrictive covenant which she has entered into is reasonably necessary to protect the legitimate business interests of the Company and that as of the date in which she has entered into this Agreement she has not done any acts nor has she any current intentions and has made no plans to do anything that is proscribed by the non-competition and non-solicitation provisions contained above.

         9. Waserstein agrees that the terms set forth in this Agreement are confidential and that she is not to disclose the terms and amounts paid to her under this Agreement to any person with the exception of her attorneys, accountants and immediate family members.

         10. Waserstein acknowledges that a breach of or a violation of the covenants contained in Paragraphs 7, 8 and 9 above will have an irreparable, material and adverse effect upon the Company, that damages arising from any such breach or violation may be difficult to ascertain and that the Company will lack an adequate remedy at law. Therefore, Waserstein acknowledges that the Company will be entitled to obtain an injunction from any court having jurisdiction over her and the Company to enjoin Waserstein from any further violation of this Agreement and to enforce her specific performance of the covenants contained herein. In the event of a proven breach, Waserstein agrees to the entry of such an injunction or order for specific performance and to pay all reasonable attorneys' fees and costs incurred by the Company in obtaining said injunction.

         11. In the event Waserstein breaches or files any lawsuit or administrative action contrary to the release contained in Paragraph 5, such conduct will constitute a breach of this

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Agreement, thereby terminating any further duty of Company to make the severance payments and continuation of insurance as set forth in Paragraph 3 above, and shall obligate Waserstein to repay any monies paid to her (including all severance payments) and the value of any fringe benefits paid to her under this Agreement.

         12. Waserstein agrees to make herself readily available upon reasonable notice to consult with and assist the Company in matters requiring her experience and expertise or to answer questions regarding matters occurring during her tenure at the Company. Waserstein agrees that she will, through December 31, 1996, perform such consulting work without additional compensation. The Company agrees that such consulting work shall not exceed more than forty-two hours per month.

         13. Waserstein acknowledges and agrees that the terms of this Agreement were reached after extensive negotiations with her attorney, Richard Waserstein, that she has had a full and complete opportunity to discuss this Agreement with an attorney of her own choosing, that in executing this Agreement she does not rely and has not relied upon any statement or representation made by or on behalf of the Company by any of its officers, agents, employees or attorneys, and that she is acting on her own free will. Waserstein further acknowledges and agrees that she has entered into this Release knowingly and voluntarily, intending to be legally bound, having had a full and compete opportunity to consider the terms thereof.

         14. Waserstein acknowledges that the amounts, benefits and representations set forth in this Agreement constitute a full and complete satisfaction of any and all claims by her of any kind and nature whatsoever from the Company or any parent, affiliate or subsidiary, including but not limited to any and all agreements or arrangements entered into in conjunction with or related to the Closing, and that neither the Company nor any parent, affiliate, subsidiary or successor will

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be obligated in any way to provide her with future employment, compensation, benefits stock rights or stock options other than those specifically provided herein.

         15. If any provision of this Agreement is construed to be invalid, illegal or unenforceable in any respect, the remainder of the Agreement shall not be effected, and the remaining provisions of this Agreement shall be given full force and effect without regard to the invalid, illegal or unenforceable portions.

         16. This Agreement shall be governed in all respects by the laws of the State of Florida.

         17. In any action for breach of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

         18. The Company Agrees and Covenants that as of the date of this Agreement, the Company has no knowledge that Waserstein has breached any of her obligations under Paragraphs 5, 7 and 8 of this Agreement.

         IN WITNESS WHEREOF, Waserstein and the Company have executed this Agreement intending to be legally bound hereby.

   WARNING: THIS DOCUMENT CONTAINS A RELEASE OF ALL CLAIMS KNOWN AND UNKNOWN.

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Witness:

/s/ Bechrr Guzman                      /s/ Jeanette Raijman Waserstein
----------------------------------     -----------------------------------------
                                           JEANETTE RAIJMAN WASERSTEIN

Date: July 16, 1996
----------------------------------



Attest: /s/ Lori Lee Barimo            USA FINANCE, INC.
----------------------------------

                                       By: /s/ Stephen Michaelson
                                           -------------------------------------
                                       Signature Stephen Michaelson
                                                 -------------------------------
                                       Name:  Stephen Michaelson
                                             -----------------------------------
                                       Title: CEO
                                              ----------------------------------

Date: 7-17-96
----------------------------------



Attest: /s/ Lori Lee Barimo            NATIONAL-WIDE PREMIUM FINANCE CORP.
----------------------------------
                                       By: /s/
                                               ---------------------------------
                                       Signature /s/ Stephen E. Michaelson,
                                                 /s/ Jeanette Raijman Waserstein
                                                 -------------------------------
                                       Name: Stephen E. Michaelson,
                                             Jeanette Raijman Waserstein
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

Date: 7-17-96
----------------------------------



Attest: /s/ Lori Lee Barimo            GOLD COAST FINANCE, INC.
----------------------------------
                                       By: /s/ Steven Margolis
                                           -------------------------------------
                                       Signature Steven Margolis
                                                 -------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------

Date: 7-17-96
----------------------------------

                                       15

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